UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2007

                              China Holdings, Inc.
                        f/k/a China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                           333-119034                  98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
               Suite 600 - 666 Burrard St., Park Place, Vancouver,
                        British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation; Change in Name


     On May 1, 2007, China Health Holdings, Inc., a Nevada corporation, (the "Company"), amended its Articles of Incorporation to change its name to "China Holdings, Inc." The Company's new CUSIP number is 16942B 102. The change in name did not require stockholder approval, and the outstanding shares of common and preferred stock will not be affected by the change in name.

     Also on May 1, 2007, the Company's wholly subsidiary, China Health World Pharmaceutical Corporation, amended its Articles of Incorporation to change its name to "China Health Holdings, Inc."




ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number                                Description
---------- ---------------------------------------------------------------------
3.1 Certificate of Amendment to Articles of Incorporation dated as of May 1, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   China Holdings, Inc.


Date: May 8, 2007                  /s/ Julianna Lu
                                   -----------------------
                                   Julianna Lu
                                   Chief Executive Officer